SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON DC 20549

                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                          Date of Report: July 23, 1999
                        (Date of earliest event reported)


                      Bion Environmental Technologies, Inc.
              (Exact Name of Registrant as Specified in its Charter




             Colorado              0-19333             84-1176672
            (State of            (Commission       (I.R.S. Employer
          Incorporation)           File No.)      Identification No.)





               555 17th Street, Suite 3310, Denver, Colorado 80202
              (Address and Zip Code of Principal Executive Offices)






Registrant's telephone number including area code: (303) 294-0750

ITEM 5.    OTHER EVENTS.

1. Bion Environmental Technologies, Inc. (the "Company") has completed an extensive review of the organization of its Board of Directors and executive and management structure. The following changes have occurred during, and as a result of this review.

A. The Board has regretfully accepted the resignations of two directors, John Schawanekamp (a Director of the Company since August 1993) and M. Duane Stutzman (a Director of the Company since August 1993). (See resignation letters attached hereto as Exhibits 99.1 and 99.2) As a result of these changes the Board of Directors of the Company now consists of Mark A. Smith, Chairman, Jon Northrop, Jere Northrop, and Ronald G. Cullis.

B. The following executive and management organizations have been established to better align individual responsibilities and management roles with the operation of the business of the Company:

     a.   The officers and management  team for the Company now consists of Mark
          A. Smith, Chairman and President; Jon Northrop, Chief Executive Officer, Chief Financial Officer, Secretary, and Treasurer; Jere Northrop, Chief Technical Officer; and M. Duane Stutzman, Controller.

     b. The management teams for the Company's two active subsidiaries have been restructured so that M. Duane Stutzman is President of Bion Technologies, Inc. and Vice President of BionSoil, Inc. and Edward B. Lamb is President of BionSoil, Inc. and Vice President of Bion Technologies, Inc.

C. The Board has also established an Executive Committee consisting of Mark A. Smith and Jon Northrop and an Operating Committee consisting of Mark A. Smith, M. Duane Stutzman, and Edward B. Lamb.

D. The Company also regretfully accepted the resignation of Jon T. Small. Mr. Small acted as Vice President of Sales and Marketing of Bion Technologies, Inc. from November 1, 1998 to July 1, 1999. (See resignation letter attached hereto as, Exhibit 99.3)

2. On July 23, 1999, the Company established two wholly owned, presently inactive, subsidiaries: Bion Municipal, Inc. and Bion International, Inc. Both subsidiaries were organized under the laws of the State of Colorado.

3. During the period from July 1, 1999 through July 31, 1999 LoTayLingKyur, Inc. ("LTLK"), a shareholder of the Company, of which Mark A. Smith, Bion's Chairman, has voting power over LTLK's shares in the Company, advanced $201,382.58 to the Company, which sum has been added to the convertible promissory note set forth at Exhibit 10.1 to the Company's Form 8-K dated May 21, 1999.


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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.


                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            BION ENVIRONMENTAL TECHNOLOGIES, INC.

Date: August 18, 1999               By:  /s/ Jon Northrop
                                        ------------------------
                                    Jon Northrop, Chief
                                    Financial Officer






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INDEX TO EXHIBITS

Financial Statements and Exhibits.

99.1  Resignation letter of John Schwanekamp.

99.2  Resignation letter of M. Duane Stutzman.

99.3  Resignation letter of Jon T. Small.